Exhibit 10.1
Ninth Amendment
to the
Sonoco Retirement and Savings Plan
(Restated effective January 1, 2015)

Whereas, Sonoco Products Company (the “Company”) currently sponsors the Sonoco Retirement and Savings Plan, as restated effective January 1, 2015, and amended eight times (the “Plan”);

Whereas, the Company’s Board of Directors (the “Board”) desires to streamline administration and operation of the Plan and to make employee benefits provided by the Company more competitive in the market by eliminating the current retirement contribution feature of the Plan and to increase matching contributions;

Whereas, the Board held a meeting on October 19, 2021, and approved amending the Plan, authorized the Committee and its delegates to take all steps necessary or appropriate to prepare consistent amendments to the Plan, and authorized the Vice President of Human Resources, and his designees, to take actions and execute documents to amend the Plan and give notices related thereto;

Now, therefore, be it resolved that effective as of December 31, 2021, the Plan shall be amended as follows:

1. New subsection 2.14(b)(4) shall be added to section 2.14(b) to read as follows:

“(4) Effective for Compensation earned after December 31, 2021, no Employees shall be eligible to receive Retirement Contributions unless specifically provided for by a collective bargaining agreement and memorialized in Appendix C of the Plan.”

2. New subsection 4.1(i) shall be added to the end of section 4.1 to read as follows:

“(i) Effective for Compensation earned after December 31, 2021, no Employees shall be eligible to receive Retirement Contributions unless specifically provided for by a collective bargaining agreement and memorialized in Appendix C of the Plan.

3. Section 5.3(a) shall be amended to add the following at the end thereof:

“Effective for Compensation paid after December 31, 2021, the amount of regular matching contributions described above shall be increased to a safe harbor matching contribution of 100 percent of the first 6 percent of Compensation. No other provisions of this section are changed.”

4. New subsection 5.4(a)(3) shall be added to section 5.4(a) to read as follows:

“(3) Effective for Compensation earned after December 31, 2021, no Employees shall be eligible to receive Retirement Contributions unless specifically provided for by a collective bargaining agreement and memorialized in Appendix C of the Plan.”

5. Section 5.7(b)(1) shall be amended to add the following at the end thereof:

“Effective for Eligible Employees hired or rehired on or after January 1, 2022, the amount of the Pay Reduction Agreement shall be increased to 6 percent. No other provisions of this section are changed.”

6. Section 5.8(b) shall be amended to add the following at the end thereof:

“Effective for contributions made to the Plan on and after January 1, 2022, the plan has been amended to provide safe harbor matching contributions to the nonunion portion of the Plan. No actual deferral percentage test shall be required for the nonunion portion of the Plan beginning with the 2022 Plan Year.”

7. Section 5.9(b) shall be amended to add the following at the end thereof:

“Effective for contributions made to the Plan on and after January 1, 2022, the plan has been amended to provide safe harbor matching contributions to the nonunion portion of the Plan. No actual contribution percentage test shall be required beginning with the 2022 Plan Year.”

8. Appendices B and C shall be amended as follows:

No changes shall be made to the tables describing benefits for the following Location/Unions in Appendices B and C:
•Edinburgh/Chicago & Midwest Regional Joint Board Affiliate of Workers/United, SEIU;
•Franklin/Graphic Communications International Union Local 508M;
•USPMC – DePere/United Steel, Paper and Forestry, Rubber, Manufacturing, Energy,         Allied-Industrial and Service Workers International Union, Local 1517;
•USPMC – Menasha/United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union, Local 273;
•Clear Pack (Franklin Park)/Teamsters Local #777;
•Carrollton;/United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied- Industrial and Service Workers International Union – AFL-CIO-CLC;
•Memphis – Ragan Street/United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial Service Workers International Union, Local 9-1274;
•Hayward, CA/International Association of Machinists and Aerospace Workers Union, Local #1546 (Maintenance Employees);
•Hayward, CA/Teamsters Union, IBT Local #853 (Production Employees);
•Hutchinson/United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, Local #1350;
•Franklin/Graphic Communications International Union Local 508M; and
•All Corensco collective bargaining units.

The tables in Appendices B and C shall be amended for the union groups specified below as follows:
•Sumner/Association of Western Pulp and Paper Workers Local 28:
◦Appendix B shall be amended to add the following language at the end of the column labelled “Employer Match:”
▪“Effective for Compensation paid after December 31, 2021, the amount is $0.50 per $1.00 on first 4% of Compensation contributed as Before-Tax Contributions.”
◦Appendix C: No change.

•Richmond/United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied-Industrial and Service Workers International Union - AFL-CIO-CLC, Local 747:
◦Appendix B: No change;
◦Appendix C shall be amended to add the following language at the end of the column labeled “Effective Date of Retirement Contribution Participation:
▪“Effective for Compensation earned after December 31, 2021, no Retirement Contributions shall be paid for this collective bargaining group.”

•Norwalk / Los Angeles/District Council No. 2 Affiliated with the International Brotherhood of Teamsters: Appendices B and C shall be amended as follows:
◦Appendix B: Add the following language at the end of column labeled “Employer Match:”
▪“Effective for Compensation earned after December 31, 2021, Employer Match contributions follow the standard plan.”
◦Appendix C shall be amended to add the following language at the end of the column labeled “Effective Date of Retirement Contribution Participation:

▪“Effective for Compensation earned after December 31, 2021, no Retirement Contributions shall be paid for this collective bargaining group.”

•Forest Park/Bakery, Confectionary, Tobacco and Grain Millers International Union, Local 42, Atlanta, GA: Appendices B and C shall be amended as follows:
◦Appendix B: Add the following language at the end of column labeled “Employer Match:”
▪“Effective for Compensation paid after December 31, 2021, Employer Match contributions follow the standard plan.”
◦Appendix C: No change.

•Pardeeville, WI/United Steel, Paper and Forestry, Rubber, Manufacturing, Energy, Allied Industrial and Service Workers International Union, Local #851: Appendix B is amended to add the following language: “This union group decertified in 2021 and will receive standard, nonunion benefits under the Plan effective for Compensation paid after December 31, 2021.”

•City of Industry: Appendices B and C shall be amended as follows:
◦Appendix B: No change.
◦Appendix C shall be amended to add the following language at the end of the column labeled “Effective Date of Retirement Contribution Participation:
▪“Effective for Compensation earned after December 31, 2021, no Retirement Contributions shall be paid for this collective bargaining group.”

•Montgomeryville, PA/Laborers Local #332: Appendices B and C shall be amended as follows:
◦Appendix B: No change.
◦Appendix C shall be amended to add the following language at the end of the column labeled “Effective Date of Retirement Contribution Participation:
▪“Effective for Compensation earned after December 31, 2021, no Retirement Contributions shall be paid for this collective bargaining group.”

Resolved further, that the Benefits Committee will perform all acts necessary to effect the purposes of these amendments to the Plan, including (1) communicating the intent of the amendments to affected employees (as needed); and (2) establishing administrative procedures to properly operate the Plan, as amended.

In witness whereof, the undersigned, authorized to act on behalf of the Benefits Committee, hereby executes the foregoing resolutions which have been approved and authorized by the Benefits Committee, on this 19th day of October, 2021.

The Benefits Committee of
Sonoco Products Company

/s/John Florence
By: John Florence
Title: Vice President, General Counsel, Human Resources, and Secretary